Exhibit 99.1

Booz Allen to Acquire Ultra I&C Mission Solutions Business, Further Strengthening Defense Technology Portfolio

Combination will enhance technology solutions for national security missions

McLean, Va.—June 22, 2026—Booz Allen Hamilton (NYSE: BAH) today announced that it has entered into a definitive agreement with the Cobham Ultra Group, an Advent portfolio company, to acquire its Ultra I&C Mission Solutions business (Ultra Mission Solutions) for $720 million. Ultra Mission Solutions is a defense technology business specializing in mission-critical software, encryption, and edge-compute products.

As global threats intensify, commercial technologies have become increasingly central to modern warfighting. The U.S. and its allies require solutions that seamlessly integrate this wave of new technologies to generate operational utility on the battlefield. Together, Booz Allen and Ultra Mission Solutions will provide an enhanced set of products to unlock this advantage for national security missions at greater speed and scale.

“Technological superiority is essential to U.S. national security, and maintaining our advantage requires a relentless focus on speed and outcomes,” said Horacio Rozanski, Chairman and CEO of Booz Allen. “Booz Allen is strategically investing to accelerate delivery of our defense tech products into national security missions. Now, by integrating Ultra Mission Solutions into our robust portfolio, we are further strengthening our ability to rapidly build and field the commercial products that will keep America ahead.”

For years, both Booz Allen and Ultra Mission Solutions have been focused on building products and capabilities that help warfighters integrate, secure, and operationalize technology at the edge and across domains. Booz Allen’s portfolio of AI-driven battle management, resilient communications, and edge infrastructure solutions—including the Modular Detachment Kit (MDK), EdgeXtend™ and Sit(x)®—will expand with Ultra Solutions’ mission-ready tech stack. Ultra Mission Solutions’ core offerings, including Apex, ADSI®, ACTS™, Rain™, and Knox™, unify command and control (C2), edge compute, secure data movement, and encryption into a modular architecture capable of operating in contested or disconnected environments. These solutions will now integrate into a unified platform available to national security clients worldwide.

“We are investing in reliable, scalable solutions that help unite the defense technology ecosystem. This combination provides a foundation for our continued investment to harness advantage from commercial technology innovation,” said Steve Escaravage, president of Booz Allen’s defense technology business.

The acquisition will enable increased product integration and commercially available solutions accessible through outcomes-based procurement, Foreign Military Sales (FMS), and other go-to-market channels.

“Our customers operate where failure isn't an option, and meeting that standard has always defined our work,” said Mladen Brkic, president of Ultra Mission Solutions. “As part of Booz Allen, we'll bring greater scale and investment to our employees, products and the critical technologies customers rely on in the most contested conditions and wherever the mission demands it.”

Booz Allen expects revenue from this acquisition to grow at a strong double-digit rate for the next several years with EBITDA margins well above 20%. The transaction is expected to close in the second quarter of Booz Allen’s fiscal year 2027 (ending September 30, 2026) and is subject to customary closing conditions. Following the closing of the transaction, Ultra Mission Solutions will operate as a wholly owned subsidiary of Booz Allen.

“Ultra Mission Solutions has established itself as a trusted partner to the U.S. military and its allies with a portfolio of capabilities designed for the next generation of national security missions,” said Mike Marshall, managing director at Advent. “We are proud to have invested in those leading-edge solutions and are confident that Booz Allen is the right home to scale that vision further."

Booz Allen retained Jefferies LLC as exclusive financial advisor, PwC as accounting and tax advisor, King & Spalding LLP as legal advisor, and Renaissance Strategic Advisors as strategic industry advisor. Ultra Mission Solutions and Advent retained Baird as exclusive financial advisor, KPMG as accounting and tax advisor, and Latham & Watkins LLP as legal advisor.

About Booz Allen Hamilton

Booz Allen is an advanced technology company. We build commercial-grade products and solutions for America’s most critical defense, civil, and national security priorities. For more information, visit www.boozallen.com. (NYSE: BAH)

About Ultra Mission Solutions

Ultra I&C Mission Solutions (Ultra Mission Solutions) is a defense technology business that develops mission-critical software, edge-compute, and encryption products that help warfighters integrate, secure, and operationalize data at the tactical edge. The business operates across three lines of business—Mission Software, Edge Compute, and Encryption Management—delivering AI-enabled command and control (C2), ruggedized multifunction processors, and modular encryption-management solutions for U.S. Army, Air Force, Navy, and allied programs. An independent, U.S.-owned enterprise with over 100 years of heritage, Ultra Mission Solutions employs approximately 220 people, including roughly 135 specialized engineers, across five U.S. facilities, with its headquarters in Austin, Texas.

About Advent

Advent is a leading global private equity investor committed to working in partnership with management teams, entrepreneurs, and founders to help transform businesses. With 16 offices across five continents, we oversee more than USD $100 billion in assets under management* and have made 448 investments across 44 countries. Since our founding in 1984, we have developed specialist market expertise across our five core sectors: business & financial services, consumer, healthcare, industrial, and technology. This approach is bolstered by our deep sub-sector knowledge, which informs every aspect of our investment strategy, from sourcing opportunities to working in partnership with management to execute value creation plans.

Advent has a long-established investment strategy in the defense sector, where it has consistently backed businesses supporting national security priorities. Since 2020, Advent has invested more than $15 billion enterprise value across the global defense sector, including investments in Cobham, Ultra Electronics, Vantor, and Attalon.

*Assets under management (AUM) as of December 31, 2025. AUM includes assets attributable to Advent advisory clients as well as employee and third-party co-investment vehicles.

Forward-Looking Statements

Certain statements contained in this release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include statements that do not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct.

These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Media Relations: Jessica Klenk, Klenk_Jessica@bah.com
Investor Relations: Dustin Darensbourg, Investor_Relations@bah.com